CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, James B. DeBello, President and Chief Executive Officer of Mitek Systems, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Quarterly Report on Form 10-Q of the Registrant for the period ended December 31, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 12, 2004                     By:  /s/  James B. DeBello
                                                  -----------------------------
                                                        James B. DeBello
                                                        President and
                                                        Chief Executive Officer


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